                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2006

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

---------------------------- ------------------------- -------------------------
        Delaware                     0-12500                   13-3145265
---------------------------- ------------------------- -------------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)
---------------------------- ------------------------- -------------------------

                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On January 20, 2006, Isramco, Inc. (the "Company") entered into a settlement agreement and mutual release (the "Agreement") with the defendant parties named therein (the "Defendants") relating to the lawsuit initiated by the Company against the Defendants on February 10, 2004 in the Superior Court of California, County of Los Angeles, alleging breach of contract and tort claims in connection with an agreement between the Company and the Defendants to jointly purchase and develop certain parcels of real estate outside Los Angeles (the "Action"). The Agreement provides for the settlement of the Action with no finding or admission of fault on the part of any party and, pursuant thereto, certain of the Defendants paid to the Company $2,500,000 as reimbursement for costs and expenses incurred by the Company in connection with its pursuit of the real estate investment opportunity that was the subject of the Action. The filing of the Action was initially disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 30, 2004. Under the Agreement, the Company and the Defendants mutually released one another from any claims or causes of actions arising out of or relating to the Action, any claim that could have been asserted in the Action, and any and all claims and/or allegations relating to the real estate (and the development thereof) that was the subject of the Action.

        As a result of the payment received under the Agreement, the Company anticipates recording a net gain of approximately $2,000,000 (after payment of legal fees and other expenses) during the first quarter of 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements.

                None.

        (b) Pro Forma Financial Information

                None.

        (c) Exhibits:

                None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2006                        ISRAMCO, INC.

                                               By: /s/ Haim Tsuff
                                                   --------------
                                                   Haim Tsuff
                                                   Chief Executive Officer